UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2007

CHINA DISPLAY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12A Block, Xinhe Road, Xinqiao No. 3
Industrial Zone, Shaijing District, Baoan Town
Shenzen, China 150090
(Address of principal executive offices) (zip code)

86-0755-29758811
(Registrant's telephone number, including area code)

SUNY Display Technologies, Inc.
(Former name, if changed since last report)

Copies to:
Asher S. Levitsky P.C.
Jeff Cahlon
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 11, 2007, we filed a Certificate of Ownership and Merger (the “Certificate”) with the Secretary of State of the State of Delaware pursuant to which our wholly-owned subsidiary was merged into us. As a result of the filing of the Certificate, our corporate name was changed to China Display Technologies, Inc.

The Certificate is attached hereto as Exhibit 3.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number Description

3.1 Certificate of Ownership and Merger of China Display Technologies, Inc. into SUNY Display Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DISPLAY TECHNOLOGIES, INC.

Date: October 12, 2007	By:	/s/ Lawrence Kwok-Yan Chan
Lawrence Kwok-Yan Chan
Chief Executive Officer